EXHIBIT (a)(6)

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                             ARTICLES SUPPLEMENTARY

                                 [February 2004]

         First American Investment Funds, Inc., a corporation organized under the laws of the State of Maryland (the "Corporation"), does hereby file for record with the State Department of Assessments and Taxation of Maryland the following Articles Supplementary to its Articles of Incorporation:

         FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). As hereinafter set forth, the Corporation has classified its authorized capital stock in accordance with the Maryland General Corporation Law.

         SECOND: Immediately before the decreases in authorizations of specified classes and series set forth in THIRD below and the decrease in total authorized shares set forth in FOURTH below, the Corporation had authority to issue four hundred twenty-six billion (426,000,000,000) shares of common stock (individually, a "Share" and collectively, the "Shares"), of the par value of $.0001 per Share and of the aggregate par value of forty-two million six hundred thousand dollars ($42,600,000), classified as follows:

                  (1) Class B Common Shares (formerly referred to as "fixed income fund shares"): Two billion (2,000,000,000) Shares.

                  (2) Class B, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class B, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (4) Class B, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (5) Class B, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (6) Class C Common Shares (formerly referred to as "municipal bond fund shares"): Two billion (2,000,000,000) Shares.

                  (7) Class C, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (8) Class C, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (9) Class C, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (10) Class D Common Shares (formerly referred to as "stock fund shares"): Two billion (2,000,000,000) Shares.

                  (11) Class D, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (12) Class D, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (13) Class D, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (14) Class D, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (15) Class E Common Shares (formerly referred to as "special equity fund shares"): Two billion (2,000,000,000) Shares.

                  (16) Class E, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (17) Class E, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (18) Class E, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (19) Class E, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (20) Class G Common Shares (formerly referred to as "balanced fund shares"): Two billion (2,000,000,000) Shares.

                  (21) Class G, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (22) Class G, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (23) Class G, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (24) Class G, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (25) Class H Common Shares (formerly referred to as "equity index fund shares"): Two billion (2,000,000,000) Shares.

                  (26) Class H, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (27) Class H, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (28) Class H, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (29) Class H, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (30) Class I Common Shares (formerly referred to as "intermediate term income fund shares"): Two billion (2,000,000,000) Shares.

                  (31) Class I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (32) Class I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (33) Class I, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (34) Class I, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (35) Class J Common Shares (formerly referred to as "limited term income fund shares"): Two billion (2,000,000,000) Shares.

                  (36) Class J, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (37) Class J, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (38) Class J, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (39) Class J, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (40) Class M Common Shares: Two billion (2,000,000,000)
         Shares.

                  (41) Class M, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (42) Class M, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (43) Class M, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (44) Class N Common Shares: Two billion (2,000,000,000)
         Shares.

                  (45) Class N, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (46) Class N, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (47) Class N, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (48) Class O Common Shares: Two billion (2,000,000,000)
         Shares.

                  (49) Class O, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (50) Class O, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (51) Class O, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (52) Class O, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (53) Class P Common Shares: Two billion (2,000,000,000)
         Shares.

                  (54) Class P, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (55) Class P, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (56) Class P, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (57) Class P, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (58) Class Q Common Shares: Two billion (2,000,000,000)
         Shares.

                  (59) Class Q, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (60) Class Q, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (61) Class Q, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (62) Class Q, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (63) Class S Common Shares: Two billion (2,000,000,000)
         Shares.

                  (64) Class S, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (65) Class S, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (66) Class S, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (67) Class S, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (68) Class T Common Shares: Two billion (2,000,000,000)
         Shares.

                  (69) Class T, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (70) Class T, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (71) Class T, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (72) Class T, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (73) Class V Common Shares: Two billion (2,000,000,000)
         Shares.

                  (74) Class V, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (75) Class V, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (76) Class V, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (77) Class V, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (78) Class W Common Shares: Two billion (2,000,000,000)
         Shares.

                  (79) Class W, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (80) Class W, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (81) Class W, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (82) Class W, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (83) Class X Common Shares: Two billion (2,000,000,000)
         Shares.

                  (84) Class X, Series 1 Common Shares: Two billion (2,000,000,000) Shares.

                  (85) Class X, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (86) Class Y Common Shares: Two billion (2,000,000,000)
         Shares.

                  (87) Class Y, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (88) Class Y, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (89) Class AA Common Shares: Two billion (2,000,000,000)
         Shares.

                  (90) Class AA, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (91) Class AA, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (92) Class AA, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (93) Class AA, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (94) Class DD Common Shares: Two billion (2,000,000,000)
         Shares.

                  (95) Class DD, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (96) Class DD, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (97) Class DD, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (98) Class EE Common Shares: Two billion (2,000,000,000)
         Shares.

                  (99) Class EE, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (100) Class EE, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (101) Class EE, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (102) Class FF Common Shares: Two billion (2,000,000,000) Shares.

                  (103) Class FF, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (104) Class FF, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (105) Class FF, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (106) Class FF, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (107) Class GG Common Shares: Two billion (2,000,000,000) Shares.

                  (108) Class GG, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (109) Class GG, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (110) Class GG, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (111) Class GG, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (112) Class HH Common Shares: Two billion (2,000,000,000) Shares.

                  (113) Class HH, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (114) Class HH, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (115) Class HH, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (116) Class HH, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (117) Class I I Common Shares: Two billion (2,000,000,000) Shares.

                  (118) Class I I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (119) Class I I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (120) Class JJ Common Shares: Two billion (2,000,000,000) Shares.

                  (121) Class JJ, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (122) Class JJ, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (123) Class KK Common Shares: Two billion (2,000,000,000) Shares.

                  (124) Class KK, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (125) Class KK, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (126) Class LL Common Shares: Two billion (2,000,000,000) Shares.

                  (127) Class LL, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (128) Class LL, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (129) Class LL, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (130) Class LL, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (131) Class MM Common Shares: Two billion (2,000,000,000) Shares.

                  (132) Class MM, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (133) Class MM, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (134) Class NN Common Shares: Two billion (2,000,000,000) Shares.

                  (135) Class NN, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (136) Class NN, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (137) Class NN, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (138) Class NN, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (139) Class OO Common Shares: Two billion (2,000,000,000) Shares.

                  (140) Class OO, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (141) Class OO, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (142) Class OO, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (143) Class OO, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (144) Class PP Common Shares: Two billion (2,000,000,000) Shares.

                  (145) Class PP, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (146) Class PP, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (147) Class PP, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (148) Class PP, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (149) Class QQ Common Shares: Two billion (2,000,000,000) Shares.

                  (150) Class QQ, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (151) Class QQ, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (152) Class QQ, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (153) Class QQ, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (154) Class RR Common Shares: Two billion (2,000,000,000) Shares.

                  (155) Class RR, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (156) Class RR, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (157) Class RR, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (158) Class RR, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (159) Class SS Common Shares: Two billion (2,000,000,000) Shares.

                  (160) Class SS, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (161) Class SS, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (162) Class SS, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (163) Class SS, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (164) Class TT Common Shares: Two billion (2,000,000,000) Shares.

                  (165) Class TT, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (166) Class TT, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (167) Class TT, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (168) Class TT, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (169) Class UU Common Shares: Two billion (2,000,000,000) Shares.

                  (170) Class UU, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (171) Class UU, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (172) Class UU, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (173) Class UU, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (174) Class VV Common Shares: Two billion (2,000,000,000) Shares.

                  (175) Class VV, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (176) Class VV, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (177) Class VV, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (178) Class VV, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (179) Class WW Common Shares: Two billion (2,000,000,000) Shares.

                  (180) Class WW, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (181) Class WW, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (182) Class WW, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (183) Class WW, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (184) Class XX Common Shares: Two billion (2,000,000,000) Shares.

                  (185) Class XX, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (186) Class XX, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (187) Class XX, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (188) Class XX, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (189) Class YY Common Shares: Two billion (2,000,000,000) Shares.

                  (190) Class YY, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (191) Class YY, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (192) Class YY, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (193) Class YY, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (194) Class ZZ Common Shares: Two billion (2,000,000,000) Shares.

                  (195) Class ZZ, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (196) Class ZZ, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (197) Class ZZ, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (198) Class ZZ, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (199) Class AAA Common Shares: Two billion (2,000,000,000) Shares.

                  (200) Class AAA, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (201) Class AAA, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (202) Class BBB Common Shares: Two billion (2,000,000,000) Shares.

                  (203) Class BBB, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (204) Class BBB, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (205) Class CCC Common Shares: Two billion (2,000,000,000) Shares.

                  (206) Class CCC, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (207) Class DDD Common Shares: Two billion (2,000,000,000) Shares.

                  (208) Class DDD, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (209) Class EEE Common Shares: Two billion (2,000,000,000) Shares.

                  (210) Class EEE, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (211) Class EEE, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (212) Class EEE, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (213) Class EEE, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (214) Unclassified Shares: Zero (-0-) Shares.

         THIRD: Pursuant to the authority contained in Section 2-208.1 of the Maryland General Corporation Law, the Board of Directors of the Corporation, by resolution adopted at a meeting held on February 18, 2004, authorized a decrease to zero in the number of shares of the following classes and series of stock which the Corporation is authorized to issue, no shares of any such class or series of stock being outstanding:

                  (1) Class O Common Shares

                  (2) Class O, Series 2 Common Shares

                  (3) Class O, Series 3 Common Shares

                  (4) Class O, Series 4 Common Shares

                  (5) Class O, Series 5 Common Shares

                  (6) Class S Common Shares

                  (7) Class S, Series 2 Common Shares

                  (8) Class S, Series 3 Common Shares

                  (9) Class S, Series 4 Common Shares

                  (10) Class S, Series 5 Common Shares

                  (11) Class W Common Shares

                  (12) Class W, Series 2 Common Shares

                  (13) Class W, Series 3 Common Shares

                  (14) Class W, Series 4 Common Shares

                  (15) Class W, Series 5 Common Shares

                  (16) Class FF Common Shares

                  (17) Class FF, Series 2 Common Shares

                  (18) Class FF, Series 3 Common Shares

                  (19) Class FF, Series 4 Common Shares

                  (20) Class FF, Series 5 Common Shares

                  (21) Class GG Common Shares

                  (22) Class GG, Series 2 Common Shares

                  (23) Class GG, Series 3 Common Shares

                  (24) Class GG, Series 4 Common Shares

                  (25) Class GG, Series 5 Common Shares

                  (26) Class NN Common Shares

                  (27) Class NN, Series 2 Common Shares

                  (28) Class NN, Series 3 Common Shares

                  (29) Class NN, Series 4 Common Shares

                  (30) Class NN, Series 5 Common Shares

                  (31) Class OO Common Shares

                  (32) Class OO, Series 2 Common Shares

                  (33) Class OO, Series 3 Common Shares

                  (34) Class OO, Series 4 Common Shares

                  (35) Class OO, Series 5 Common Shares

                  (36) Class PP Common Shares

                  (37) Class PP, Series 2 Common Shares

                  (38) Class PP, Series 3 Common Shares

                  (39) Class PP, Series 4 Common Shares

                  (40) Class PP, Series 5 Common Shares

                  (41) Class RR Common Shares

                  (42) Class RR, Series 2 Common Shares

                  (43) Class RR, Series 3 Common Shares

                  (44) Class RR, Series 4 Common Shares

                  (45) Class RR, Series 5 Common Shares

                  (46) Class VV Common Shares

                  (47) Class VV, Series 2 Common Shares

                  (48) Class VV, Series 3 Common Shares

                  (49) Class VV, Series 4 Common Shares

                  (50) Class VV, Series 5 Common Shares

                  (51) Class YY Common Shares

                  (52) Class YY, Series 2 Common Shares

                  (53) Class YY, Series 3 Common Shares

                  (54) Class YY, Series 4 Common Shares

                  (55) Class YY, Series 5 Common Shares

         FOURTH: Pursuant to the authority contained in Section 2-208.1 of the Maryland General Corporation Law, the Board of Directors of the Corporation, by resolution adopted at a meeting held on February 18, 2004, authorized a decrease in the total authorized shares of the Corporation from four hundred twenty-six billion (426,000,000,000) shares of common stock, of the par value of $.0001 per share, and of the aggregate par value of forty-two million six hundred thousand dollars ($42,600,000), to three hundred sixteen billion (316,000,000,000) shares of common stock, of the par value of $.0001 per share, and of the aggregate par value of thirty-one million six hundred thousand dollars ($31,600,000).

         FIFTH: Immediately after the actions set forth in THIRD and FOURTH above and upon filing for record of these Articles Supplementary, the Corporation has authority to issue three hundred sixteen billion
(316,000,000,000) shares of common stock (individually, a "Share" and collectively, the "Shares"), of the par value of $.0001 per Share and of the aggregate par value of thirty-one million six hundred thousand dollars ($31,600,000), classified as follows:


                  (1) Class B Common Shares (formerly referred to as "fixed income fund shares"): Two billion (2,000,000,000) Shares.

                  (2) Class B, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (3) Class B, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (4) Class B, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (5) Class B, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (6) Class C Common Shares (formerly referred to as "municipal bond fund shares"): Two billion (2,000,000,000) Shares.

                  (7) Class C, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (8) Class C, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (9) Class C, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (10) Class D Common Shares (formerly referred to as "stock fund shares"): Two billion (2,000,000,000) Shares.

                  (11) Class D, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (12) Class D, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (13) Class D, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (14) Class D, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (15) Class E Common Shares (formerly referred to as "special equity fund shares"): Two billion (2,000,000,000) Shares.

                  (16) Class E, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (17) Class E, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (18) Class E, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (19) Class E, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (20) Class G Common Shares (formerly referred to as "balanced fund shares"): Two billion (2,000,000,000) Shares.

                  (21) Class G, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (22) Class G, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (23) Class G, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (24) Class G, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (25) Class H Common Shares (formerly referred to as "equity index fund shares"): Two billion (2,000,000,000) Shares.

                  (26) Class H, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (27) Class H, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (28) Class H, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (29) Class H, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (30) Class I Common Shares (formerly referred to as "intermediate term income fund shares"): Two billion (2,000,000,000) Shares.

                  (31) Class I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (32) Class I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (33) Class I, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (34) Class I, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (35) Class J Common Shares (formerly referred to as "limited term income fund shares"): Two billion (2,000,000,000) Shares.

                  (36) Class J, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (37) Class J, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (38) Class J, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (39) Class J, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (40) Class M Common Shares: Two billion (2,000,000,000)
         Shares.

                  (41) Class M, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (42) Class M, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (43) Class M, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (44) Class N Common Shares: Two billion (2,000,000,000)
         Shares.

                  (45) Class N, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (46) Class N, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (47) Class N, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (48) Class P Common Shares: Two billion (2,000,000,000)
         Shares.

                  (49) Class P, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (50) Class P, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (51) Class P, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (52) Class P, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (53) Class Q Common Shares: Two billion (2,000,000,000)
         Shares.

                  (54) Class Q, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (55) Class Q, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (56) Class Q, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (57) Class Q, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (58) Class T Common Shares: Two billion (2,000,000,000)
         Shares.

                  (59) Class T, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (60) Class T, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (61) Class T, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (62) Class T, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (63) Class V Common Shares: Two billion (2,000,000,000)
         Shares.

                  (64) Class V, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (65) Class V, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (66) Class V, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (67) Class V, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (68) Class X Common Shares: Two billion (2,000,000,000)
         Shares.

                  (69) Class X, Series 1 Common Shares: Two billion (2,000,000,000) Shares.

                  (70) Class X, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (71) Class Y Common Shares: Two billion (2,000,000,000)
         Shares.

                  (72) Class Y, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (73) Class Y, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (74) Class AA Common Shares: Two billion (2,000,000,000)
         Shares.

                  (75) Class AA, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (76) Class AA, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (77) Class AA, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (78) Class AA, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (79) Class DD Common Shares: Two billion (2,000,000,000)
         Shares.

                  (80) Class DD, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (81) Class DD, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (82) Class DD, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (83) Class EE Common Shares: Two billion (2,000,000,000)
         Shares.

                  (84) Class EE, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (85) Class EE, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (86) Class EE, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (87) Class HH Common Shares: Two billion (2,000,000,000)
         Shares.

                  (88) Class HH, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (89) Class HH, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (90) Class HH, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (91) Class HH, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (92) Class I I Common Shares: Two billion (2,000,000,000) Shares.

                  (93) Class I I, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (94) Class I I, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (95) Class JJ Common Shares: Two billion (2,000,000,000)
         Shares.

                  (96) Class JJ, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (97) Class JJ, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (98) Class KK Common Shares: Two billion (2,000,000,000)
         Shares.

                  (99) Class KK, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (100) Class KK, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (101) Class LL Common Shares: Two billion (2,000,000,000) Shares.

                  (102) Class LL, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (103) Class LL, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (104) Class LL, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (105) Class LL, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (106) Class MM Common Shares: Two billion (2,000,000,000) Shares.

                  (107) Class MM, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (108) Class MM, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (109) Class QQ Common Shares: Two billion (2,000,000,000) Shares.

                  (110) Class QQ, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (111) Class QQ, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (112) Class QQ, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (113) Class QQ, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (114) Class SS Common Shares: Two billion (2,000,000,000) Shares.

                  (115) Class SS, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (116) Class SS, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (117) Class SS, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (118) Class SS, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (119) Class TT Common Shares: Two billion (2,000,000,000) Shares.

                  (120) Class TT, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (121) Class TT, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (122) Class TT, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (123) Class TT, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (124) Class UU Common Shares: Two billion (2,000,000,000) Shares.

                  (125) Class UU, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (126) Class UU, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (127) Class UU, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (128) Class UU, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (129) Class WW Common Shares: Two billion (2,000,000,000) Shares.

                  (130) Class WW, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (131) Class WW, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (132) Class WW, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (133) Class WW, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (134) Class XX Common Shares: Two billion (2,000,000,000) Shares.

                  (135) Class XX, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (136) Class XX, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (137) Class XX, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (138) Class XX, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (139) Class ZZ Common Shares: Two billion (2,000,000,000) Shares.

                  (140) Class ZZ, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (141) Class ZZ, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (142) Class ZZ, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (143) Class ZZ, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (144) Class AAA Common Shares: Two billion (2,000,000,000) Shares.

                  (145) Class AAA, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (146) Class AAA, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (147) Class BBB Common Shares: Two billion (2,000,000,000) Shares.

                  (148) Class BBB, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (149) Class BBB, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (150) Class CCC Common Shares: Two billion (2,000,000,000) Shares.

                  (151) Class CCC, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (152) Class DDD Common Shares: Two billion (2,000,000,000) Shares.

                  (153) Class DDD, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (154) Class EEE Common Shares: Two billion (2,000,000,000) Shares.

                  (155) Class EEE, Series 2 Common Shares: Two billion (2,000,000,000) Shares.

                  (156) Class EEE, Series 3 Common Shares: Two billion (2,000,000,000) Shares.

                  (156) Class EEE, Series 4 Common Shares: Two billion (2,000,000,000) Shares.

                  (158) Class EEE, Series 5 Common Shares: Two billion (2,000,000,000) Shares.

                  (159) Unclassified Shares: Zero (-0-) Shares.



         The undersigned officer of the Corporation hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and further certifies that, to the best of his or her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

         IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and witnessed by its Secretary on February 19, 2004.

                                        FIRST AMERICAN INVESTMENT FUNDS, INC.


                                        By /s/ Jeffery M. Wilson
                                           ------------------------------------
                                           Jeffery M. Wilson, Vice President

WITNESS:

/s/ James D. Alt
------------------------------
James D. Alt, Secretary